Exhibit 10.15

Execution Version

ASSIGNMENT OF LOANS AND LIENS

This ASSIGNMENT OF LOANS AND LIENS (this “Assignment”) dated as of August 12, 2024 (the “Effective Date”), is among PHOENIX CAPITAL GROUP HOLDINGS, LLC, a Delaware limited liability company (“PCGH”), PHOENIX OPERATING LLC, a Delaware limited liability company (“Phoenix Operating”, and together with PCGH, the “Borrower”), the Guarantors (as defined below) party hereto, AMARILLO NATIONAL BANK (“ANB”), as Existing Lender (as defined below), FORTRESS CREDIT CORP. (“Fortress”), as Administrative Agent (as defined below) and as Collateral Agent (as defined below), and the New Lender (as defined below) party hereto.

R E C I T A L S

WHEREAS, the Borrower and ANB are parties to that certain Commercial Credit Agreement, dated as of July 24, 2023 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), pursuant to which ANB, as the sole lender under the Existing Credit Agreement (in such capacity, the “Existing Lender”), has made certain credit available to and on behalf of the Borrower.

WHEREAS, pursuant to the Existing Credit Agreement, the Borrower and certain direct and indirect Subsidiaries of the Borrower (collectively, the “Guarantors” and the Guarantors, together with the Borrower, collectively, the “Loan Parties”) entered into (i) the Existing Guaranties (as defined below) and (ii) the Existing Security Agreements (as defined below).

WHEREAS, pursuant to the Existing Credit Agreement, certain Loan Parties have entered into the Existing Mortgages (as defined below).

WHEREAS, pursuant to Section 10.10 of the Existing Credit Agreement, the Existing Lender desires to assign all of its rights and obligations under the Existing Credit Agreement and the Loans to the New Lender (as defined below).

WHEREAS, the Existing Lender desires to transfer and assign all of the security interests and liens it holds in the Collateral under the Loan Documents to the Collateral Agent.

WHEREAS, the parties thereto propose to enter into that certain Amended and Restated Senior Secured Credit Agreement, dated as of August 12, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Fortress, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”), the New Lender and the other parties thereto, which will amend and restate the Existing Credit Agreement in its entirety.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.   Defined Terms. Each capitalized term which is defined in the Existing Credit Agreement, but which is not defined in this Assignment, shall have the meaning ascribed such term in the Existing Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Assignment refer to sections, exhibits or schedules of the Existing Credit Agreement.

1.1.   Certain Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Adamantium” means Adamantium Capital LLC, a Delaware limited liability company.

“Administrative Agent” has the meaning assigned to such term in the recitals hereto.

“ANB” has the meaning assigned to such term in the preamble hereto.

“Assigned Indebtedness” has the meaning assigned to such term in Section 3.9.

“Assigned Interest” has the meaning assigned to such term in Section 2.

“Assigned Security Interests” has the meaning assigned to such term in Section 3.1.

“Assignment” means this Assignment of Loans and Liens, including the Schedules hereto, as the same may be amended, restated, amended and restated, supplemented or modified from time to time.

“Assignment and Assumption” has the meaning assigned to such term in Section 2.

“Borrower” has the meaning assigned to such term in the preamble hereto.

“Collateral” means all property of the Loan Parties upon which a Lien is purported to be created by any Existing Security Agreement, Existing Mortgage or other Loan Document.

“Credit Agreement” has the meaning assigned to such term in the recitals hereto.

“Existing Deed of Trust” has the meaning assigned to such term in Section 3.2.

“Effective Date” means the date on which the conditions specified in Section 4 are satisfied.

“Existing Credit Agreement” has the meaning assigned to such term in the recitals hereto.

“Existing Financing Statements” means the financing statements listed on SCHEDULE II attached hereto.

“Existing Guaranties” means, collectively, (a) the Commercial Guaranty, dated as of July 24, 2023, executed by Adam Ferrari guaranteeing payment and performance of the Borrower’s Obligations and indebtedness to ANB; (b) the Commercial Guaranty, dated as of July 24, 2023, executed by Brynn Ferrari guaranteeing payment and performance of the Borrower’s Obligations and indebtedness to ANB; (c) the Commercial Guaranty, dated as of July 24, 2023, executed by PCGH I guaranteeing payment and performance of the Borrower’s Obligations and indebtedness to the Existing Lender; (d) the Commercial Guaranty, dated as of July 24, 2023, executed by Adamantium guaranteeing payment and performance of the Borrower’s Obligations and indebtedness to the Existing Lender; (e) the Commercial Guaranty, dated as of March 13, 2024, executed by Curtis Allen guaranteeing payment and performance of the Borrower’s Obligations and indebtedness to the Existing Lender; (f) the Commercial Guaranty, dated as of March 13, 2024, executed by Lindsey Wilson guaranteeing payment and performance of the Borrower’s Obligations and indebtedness to the Existing Lender; (g) any other commercial guaranties executed, or to be executed, by any other person guaranteeing payment and performance of the Company’s and the Borrower’s Obligations and indebtedness due to the Existing Lender; and (h) as the same may from time to time be amended, modified or restated, together with all substitutions therefor and replacements thereof.

“Existing Lender” has the meaning assigned to such term in the recitals hereto.

“Existing Mortgages” means, collectively, (a) the July 24, 2023 Mortgage, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement covering the Borrower’s Mineral Interests and Borrowing Base Properties located in Laramie County, Wyoming; (b) the July 24, 2023 Mortgage, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement covering the Borrower’s Mineral Interests and Borrowing Base Properties located in Converse County, Wyoming; (c) the July 24, 2023 Mortgage, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement covering the Borrower’s Mineral Interests and Borrowing Base Properties located in Campbell County, Wyoming; (d) the July 24, 2023 Deed of Trust, Security Agreement, Assignment of Production and Financing Statement covering the Borrower’s Mineral Interests and Borrowing Base Properties located in Howard County, Texas; (e) the July 24, 2023 Deed of Trust, Security Agreement, Assignment of Production and Financing Statement covering the Borrower’s Mineral Interests and Borrowing Base Properties located in Martin County, Texas; (f) the July 24, 2023 Mortgage – Collateral Real Estate Mortgage, Assignment of Production, Security Agreement, Financing Statement and Fixture Filing covering the Borrower’s Mineral Interests and Borrowing Base Properties located in Burke County, North Dakota; (g) the July 24, 2023 Mortgage – Collateral Real Estate Mortgage, Assignment of Production, Security Agreement, Financing Statement and Fixture Filing covering the Borrower’s Mineral Interests and Borrowing Base Properties located in Divide County, North Dakota; (h) the July 24, 2023 Mortgage – Collateral Real Estate Mortgage, Assignment of Production, Security Agreement, Financing Statement and Fixture Filing covering the Borrower’s Mineral Interests and Borrowing Base Properties located in Dunn County, North Dakota; (i) the July 24, 2023 Mortgage – Collateral Real Estate Mortgage, Assignment of Production, Security Agreement, Financing Statement and Fixture Filing covering the Borrower’s Mineral Interests and Borrowing Base Properties located in Mountrail County, North Dakota; (j) the July 24, 2023 Mortgage – Collateral Real Estate Mortgage, Assignment of Production, Security Agreement, Financing Statement and Fixture Filing covering the Borrower’s Mineral Interests and Borrowing Base Properties located in McKenzie County, North Dakota; (k) the July 24, 2023 Mortgage – Collateral Real Estate Mortgage, Assignment of Production, Security Agreement, Financing Statement and Fixture Filing covering the Borrower’s Mineral Interests and Borrowing Base Properties located in Williams County, North Dakota; (l) the July 24, 2023 Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing and As-Extracted Collateral Filing covering the Borrower’s Mineral Interests and Borrowing Base Properties located in Richland County, Montana and Roosevelt County, Montana; and (m) in each case, as amended, modified or restated prior to the date hereof.

“Existing Security Agreements” means, collectively, (a) the Security Agreement, dated as of July 24, 2023, covering all of PCGH’s personal property assets; (b) the Security Agreement, dated as of July 24, 2023, covering all of Phoenix Operating’s personal property assets; (c) the Security Agreement, dated as of July 24, 2023, covering all of PCGH I’s personal property assets; (d) the Security Agreement, dated as of July 24, 2023, covering all of PCGH II’s personal property assets; (e) the Security Agreement, dated as of July 24, 2023, covering all of PCGH III’s personal property assets; (f) the Security Agreement, dated as of July 24, 2023, covering all of PCGH IV’s personal property assets; (g) the Security Agreement, dated as of July 24, 2023, covering all of PCGH V’s personal property assets; (h) the Security Agreement, dated as of July 24, 2023, covering all of Adamantium’s personal property assets; (i) any security agreement or assignment of account with respect to the Borrower’s equity in any Account; (j) any and all security agreements executed by the Borrower or any other Person, in Lender’s favor to secure payment of the Borrower’s Debt (as defined in the Existing Credit Agreement) and Obligations (as defined in the Existing Credit Agreement) to Lender; and (k) any modifications or extensions of the foregoing.

“Existing Security Documents” means the Existing Security Agreements and the Existing Guaranties.

“Fortress” has the meaning assigned to such term in the preamble hereto.

“Guarantors” has the meaning assigned to such term in the recitals hereto.

“Loan Parties” has the meaning assigned to such term in the recitals hereto.

“Memorandum of Assignment” has the meaning assigned to such term in Section 3.

“New Lender” means, collectively, Fortress Credit Corp. and any other lender listed on Schedule I to this Assignment.

“PCGH” has the meaning assigned to such term in the preamble hereto.

“PCGH I” means Phoenix Capital Group Holdings I LLC, a Delaware limited liability company.

“PCGH II” means Phoenix Capital Group Holdings II LLC, a Delaware limited liability company.

“PCGH III” means Phoenix Capital Group Holdings III LLC, a Delaware limited liability company.

“PCGH IV” means Phoenix Capital Group Holdings IV LLC, a Delaware limited liability company.

“PCGH V” means Phoenix Capital Group Holdings V LLC, a Delaware limited liability company.

“Phoenix Operating” has the meaning assigned to such term in the preamble hereto.

“Privileged Information” has the meaning assigned to such term in Section 3.7.

“Secured Parties” has the meaning assigned to such term in the Credit Agreement.

Section 2.    Assignment and Assumption. For an agreed consideration, the Existing Lender hereby irrevocably sells and assigns to the New Lender, and the New Lender hereby irrevocably purchases and assumes from the Existing Lender, as of the Effective Date, (i) all of the Existing Lender’s rights and obligations in its capacity as Lender under the Existing Credit Agreement, the other Loan Documents and any other documents or instruments delivered pursuant thereto, including the Commitment and all outstanding Loans and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Existing Lender against any Person, whether known or unknown, arising under or in connection with the Existing Credit Agreement, the other Loan Documents any other documents or instruments delivered pursuant thereto or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Existing Lender to the New Lender pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). To the extent such consent is required under the terms of the Existing Credit Agreement, the Borrower hereby consents to the assignment described in this Section 2.

Section 3.   Collateral and Liens

3.1.   Effective on and after the Effective Date, for valuable consideration, receipt of which is hereby acknowledged, the Existing Lender hereby grants, assigns, transfers and conveys to the Collateral Agent for itself and the Secured Parties’ benefit, and the Collateral Agent hereby accepts such grant, assignment, transfer and conveyance from the Existing Lender, to the extent provided to the Existing Lender under the Assigned Documents (as defined below) and the other Loan Documents, all powers of attorney, security interests, mortgages, Liens, Collateral and other rights, titles, indemnities, interests, privileges, claims, demands, equities and charges of the Existing Lender as the mortgagee, secured party, pledgee or beneficiary, whether now or hereafter existing under or pursuant to the Assigned Documents, any other Loan Documents or any other Liens of record in favor of the Existing Lender under the Existing Credit Agreement, the Assigned Documents and the other Loan Documents and all other rights, benefits, remedies and privileges of the Existing Lender in its capacity as the holder, mortgagee, secured party, pledgee or beneficiary of the security and the Collateral under or pursuant to the Existing Credit Agreement, the Assigned Documents and the other Loan Documents (collectively, the “Assigned Security Interests”) to have and to hold the Assigned Security Interests and the Collateral unto the Collateral Agent, for itself and the other Secured Parties’ benefit and for the benefit of their successors and assigns, forever. All of the Assigned Security Interests shall in all respects be continuing and in effect, after giving effect to this Agreement, in favor of the Collateral Agent for the benefit of itself and the Secured Parties.

3.2.   Effective on the Effective Date, the power and rights of the Existing Lender to remove trustees and to designate and appoint substitute or successor trustees under each Existing Deed of Trust, Security Agreement, Assignment of Production and Financing Statement listed on Schedule II attached hereto (each, an “Existing Deed of Trust”) is hereby assigned and transferred to and conferred upon the Collateral Agent, its successors and assigns. In accordance with the foregoing and pursuant to Section 7.2 of each Existing Deed of Trust, the Collateral Agent, in its capacity as successor mortgagee and Collateral Agent under the Existing Deed of Trust, hereby removes W. Wade Porter as Trustee (as defined in each Existing Deed of Trust) under each Existing Deed of Trust and appoints Daniel Shea in substitution thereof as successor Trustee in each Existing Deed of Trust. The appointment and designation will vest in the named successor Trustee all the estate and title of the Trustee in all of the Collateral under the Existing Deed of Trusts and all of the rights, privileges, immunities and duties conferred upon the Trustee under each of the Existing Deed of Trusts. All references in each Existing Deed of Trust to the Trustee will be deemed to refer to Daniel Shea acting as successor Trustee under each Existing Deed of Trust. The grantor under each applicable Existing Deed of Trust hereby acknowledges that this Assignment constitutes its receipt of written notice of such removal and designation and appointment.

3.3.   From and after the Effective Date, each of the Existing Lender and each Loan Party authorizes the Collateral Agent (and, to the extent applicable, the Existing Lender) to enter into, execute and file, at the Borrower’s sole cost and expense, any and all notices, certificates, assignments, instruments, Uniform Commercial Code financing statements and/or other documents, agreements or instruments including, without limitation, filings in respect of any Collateral, and assignments, amendments and restatements, amendments or supplements to any Uniform Commercial Code financing statements, mortgages, deeds of trust, security agreements, pledge agreements, intercreditor agreements, control agreements, mortgages or other Loan Documents (collectively, the “Supplemental Security Instruments”), as the Collateral Agent deems reasonably necessary or desirable, and not in contravention of the Loan Documents, to effect or evidence (of public record or otherwise) the transactions herein contemplated, including, but not limited to, the assignment to the Collateral Agent of the Assigned Security Interests, and each party hereto agrees to promptly execute and deliver, at any time and from time to time, any documentation and to take such other actions, at the Borrower’s sole cost and expense, as may reasonably be necessary or desirable (in the reasonable discretion of the Collateral Agent) to evidence the resignation and appointments described herein and the assignment of the Assigned Security Interests; provided that any document, instrument or agreement to be furnished or executed by, or other action to be taken by, any Loan Party or the Existing Lender shall be reasonably satisfactory to each party thereto. Each of the Collateral Agent and the Existing Lender shall not be responsible for and makes no representation (other than as expressly set forth herein) as to the existence, genuineness, value or protection of any Collateral, for the legality, effectiveness or sufficiency of any Assigned Security Interests or Supplemental Security Instrument, or for the creation, perfection, priority, sufficiency or protection of any Liens securing the same. The Loan Parties hereby consent to all actions taken by the Existing Lender and the Collateral Agent pursuant to this Section 3(c).

3.4.   Without limiting the generality of the foregoing, on and after the Effective Date, any reference to the Existing Lender on any publicly filed document, to the extent such filing relates to the Liens and security interests in the Collateral assigned hereby and until such filing is modified to reflect the interests of the Collateral Agent, shall, with respect to such Liens and security interests, constitute a reference to the Existing Lender as collateral representative, sub-agent and bailee of the Collateral Agent.

3.5.   In order to give record notice of the assignment of the Assigned Security Interests set forth in this Assignment, the Existing Lender agrees, at the Borrower’s expense, to cause to be prepared notices of such assignment, modified to reflect the legal and other requirements of each jurisdiction (each, a “Memorandum of Assignment”), and to cause, or to permit the Collateral Agent or its designee to cause, each such Memorandum of Assignment to be filed in each county, parish or other jurisdiction where any of the Assigned Security Interests have been filed. No such Memorandum of Assignment shall modify or alter the terms and provisions of this Assignment.

3.6.   The parties hereto agree that neither ANB, in its individual capacity and in its capacity as the Existing Lender, nor any of its Affiliates, shall bear any responsibility or liability for any actions taken or omitted to be taken by the New Lender, the Administrative Agent or the Collateral Agent under this Assignment, the Credit Agreement or the transactions contemplated hereby or thereby. The parties hereto agree that neither Fortress, in its individual capacity and in its capacities as the Administrative Agent and the Collateral Agent, nor any of its Affiliates, shall bear any responsibility or liability for any actions taken or omitted to be taken by the Existing Lender under this Assignment, the Existing Credit Agreement and the other Loan Documents or the transactions contemplated hereby or thereby.

3.7.   It is the intention and understanding of the Existing Lender and the Administrative Agent that any exchange of information under this Assignment that is otherwise protected against disclosure by privilege, doctrine or rule of confidentiality (such information, “Privileged Information”), whether before or after the Effective Date, (i) shall not waive any applicable privilege, doctrine or rule of protection from disclosure, (ii) shall not diminish the confidentiality of the Privileged Information and (iii) shall not be asserted as a waiver of any such privilege, doctrine or rule by the Existing Lender or the Administrative Agent.

3.8.   On and after the Effective Date, (i) all possessory collateral, if any, held by the Existing Lender shall be deemed to be held by the Existing Lender as agent and bailee for the Collateral Agent for the benefit and on behalf of the Collateral Agent until such time as such possessory collateral has been delivered to the Administrative Agent and (ii) without limiting the generality of the foregoing, if and to the extent that any right, title or interest in or to any Assigned Security Interest shall continue to be in the name of the Existing Lender (including any reference to the Existing Lender in any publicly filed document or a control agreement), the Existing Lender (or a sub-agent thereof, as applicable) shall, for such limited purpose only (and (A) with respect to any publicly filed document, until such filing is modified to reflect the interests of the Collateral Agent and (B) with respect to any control agreement, until such notice of assignment is delivered to reflect the interests of the Collateral Agent), be deemed to be a collateral representative of the Collateral Agent for the purpose of perfecting the security interest in the Collateral or holding any right, title or interest in or to such Assigned Security Interest (provided that the parties hereto agree that the Existing Lender’s (or its sub-agent’s, as applicable) role as such collateral representative shall impose no further duties, obligations or liabilities on the Existing Lender, including, without limitation, any duty to take any type of direction regarding any action to be taken against such collateral, whether such direction comes from the Collateral Agent or otherwise). The Existing Lender agrees to deliver all possessory collateral to the Collateral Agent on the Effective Date, and the Collateral Agent agrees to take possession thereof upon such tender by the Existing Lender.

3.9.   All Debt (including obligations arising under Hedge Agreements) relating to the Assigned Security Interests (the “Assigned Indebtedness”) is continuing Debt, and nothing herein contained (including receipt by the Existing Lender of the amounts set forth in Section 4.2 hereof) shall be construed to cause or deem any of the Assigned Indebtedness to be paid, or to release or terminate any of the Assigned Security Interests (or any other security interest securing the Assigned Indebtedness), or for payment in full to have occurred. For the avoidance of doubt, all Hedge Agreements that are secured by the Assigned Security Interests shall continue to be so secured and shall constitute “Secured Swap Agreements” under the Credit Agreement.

3.10.    Representations and Warranties of Existing Lender and Administrative Agent.

 (a)    The Existing Lender hereby represents and warrants to the Collateral Agent and the New Lender as follows: (i) (A) the execution, delivery and performance of this Assignment has been duly authorized by all necessary action on the part of the Existing Lender and (B) the Existing Lender has duly executed and delivered this Assignment and (ii) (A) it is the legal and beneficial owner of the Assigned Interest, (B) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (C) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby.

 (b)    Each of the Administrative Agent, the Collateral Agent and the New Lender hereby represents and warrants to the Existing Lender as follows: (i) the execution, delivery and performance of this Assignment has been duly authorized by all necessary action on the part of the Administrative Agent, the Collateral Agent and the New Lender and (ii) the Administrative Agent, the Collateral Agent and the New Lender have each duly executed and delivered this Assignment.

3.11.   Further Assurances. The Borrower and each Guarantor hereby agree to (a) execute and deliver (and to cause each applicable guarantor or grantor of collateral to execute and deliver) any amendments to the Loan Documents that the Existing Lender or the Administrative Agent deems reasonably necessary or desirable in order to effectuate or evidence (of public record or otherwise) the terms of this Assignment set forth herein, each of such amendments to be in form and substance reasonably satisfactory to the Borrower and the Administrative Agent and (b) file and record (or cause to be filed and recorded) all financing statements or other filings or recording documents or instruments on or promptly following the Effective Date required to perfect the Collateral Agent’s security interest in the collateral delivered by the Existing Lender and any right, title or interest in or to the Assigned Security Interest, including, without limitation, the financing statements attached hereto on SCHEDULE V.

3.12.   Limitation of Liability. Except as expressly provided in this Assignment, none of the parties hereto makes any representation or warranty, nor shall any of them have any responsibility to any other party hereto, with respect to the accuracy of any recitals, statements, representations or warranties contained in the Existing Credit Agreement, any Loan Document or in any certificate or other document referred to or provided for in, or received by any Lender under, the Existing Credit Agreement or any Loan Document, or for the value, validity, genuineness, execution, effectiveness, legality, enforceability or sufficiency of the Existing Credit Agreement, the Loan Documents or any other document referred to or provided for therein or for any failure by the Borrower or any other person or entity to perform any of its obligations thereunder or for the existence, value, perfection or priority of any lien or security interest or other collateral security or the financial or other condition of the Borrower or any Guarantor, or any other matter relating to the Existing Credit Agreement or any other Loan Document or any extension of credit thereunder.

3.13.   Return of Payments. If, after the Effective Date, the Existing Lender receives any principal, interest or other amount owing to the New Lender or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, or receives any instrument, agreement, report, financial statement, insurance policy, notice or other document in its capacity as the Existing Lender, the Existing Lender agrees to promptly notify the Administrative Agent and forward the same to the Administrative Agent to be held in a deposit account designated by the Administrative Agent, and to hold the same in trust for the Administrative Agent until so forwarded. The parties hereto agree that any provision of any of the Loan Documents directing the Borrower or any Guarantor to make payment to the Existing Lender shall be hereby amended to direct the Borrower or such Guarantor to make payment to the account designated by the Borrower to the Administrative Agent from time to time.

Section 4.   Conditions Precedent. This Assignment shall be deemed effective on the date when each of the following conditions is satisfied (the “Effective Date”):

4.1.   The Borrower, each Guarantor, the Administrative Agent, the Collateral Agent, the Existing Lender and the New Lender shall have executed and delivered copies of their counterpart signature page to this Assignment.

4.2.   The Existing Lender shall have received by wire transfer, in immediately available funds, an amount equal to $30,406,228.00 which amount represents all fees and other amounts due and payable to the Existing Lender of the principal amount of all outstanding Loans, together with all accrued and unpaid interest thereon, all accrued and unpaid commitment fees and other fees then due and payable and all other fees and expenses of the Existing Lender (other than the legal fees payable in Section 4.3), all as set forth more particularly in SCHEDULE IV.

4.3.   Mullin Hoard & Brown, LLP, as counsel to the Existing Lender, shall have received by wire transfer, in immediately available funds, all fees and other amounts due and payable by the Borrower pursuant to Section 10.1(a) of the Existing Credit Agreement and Section 5.6 hereof, as invoiced in reasonable detail to the Borrower in writing prior to the date hereof.

Section 5.   Miscellaneous.

5.1.   Confirmation. The provisions of the Existing Credit Agreement shall remain in full force and effect in accordance with its terms following the effectiveness of this Assignment.

5.2.   Ratification and Affirmation; Representations and Warranties. Each Loan Party hereby: (a) acknowledges and agrees to the terms of this Assignment; (b) represents and warrants to the Administrative Agent, the Collateral Agent and the New Lender that (i) the representations and warranties of the Borrower and the Guarantors set forth in the Existing Credit Agreement, this Assignment and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent any such representations and warranties (A) are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct in all material respects as of such specified earlier date or (B) are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case, such representations and warranties are true and correct in all respects and (ii) no Borrowing Base Deficiency, default or Event of Default has occurred and is continuing as of the date hereof; (c) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby and by the terms thereof; and (d) agrees that from and after the Effective Date each reference to the Existing Credit Agreement, the Existing Security Documents, each Existing Mortgage and the other Loan Documents shall be deemed to be a reference to the Existing Credit Agreement, the Existing Security Documents, each Existing Mortgage and the Loan Documents, as applicable, as amended by this Assignment.

5.3.   Counterparts. This Assignment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Counterparts may be executed and delivered via facsimile, electronic mail or other transmission method and may be executed by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act, which includes any electronic signature provided using Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the Administrative Agent) and any counterpart so delivered shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder.

5.4.   NO ORAL AGREEMENT. This Assignment, the Existing Credit Agreement the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS ASSIGNMENT, THE EXISTING CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

5.5.   GOVERNING LAW. THIS ASSIGNMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THE ASSIGNMENT OF THE EXISTING MORTGAGES BY THE EXISTING LENDER AND THE RIGHTS, POWERS, PRIVILEGES AND DUTIES HELD BY THE EXISTING LENDER THEREUNDER, IN EACH CASE, TO THE ADMINISTRATIVE AGENT, SHALL BE SUBJECT TO THE LAWS OF THE STATE OF THE APPLICABLE EXISTING MORTGAGE.

5.6.   Payment of Fees and Expenses. In accordance with and subject to the requirements of Section 10.1(a) of the Existing Credit Agreement and Section 12.03(a) of the Credit Agreement, as applicable, the Borrower agrees to pay or reimburse the Existing Lender, the Administrative Agent and the Collateral Agent for all of their respective reasonable and documented out-of-pocket expenses incurred in connection with this Assignment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to each of the Existing Lender and the Administrative Agent.

5.7.   Severability. Any provision of this Assignment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereto, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8.   Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.9.   Loan Document. This Assignment is a “Loan Document” as defined and described in the Existing Credit Agreement and a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Existing Credit Agreement and the Credit Agreement relating to Loan Documents shall apply hereto.

5.10.    Venue, Consent to Jurisdiction; Waiver of Jury Trial. The provisions of Section 12.09(b), 12.09(c) and 12.09(d) of the Credit Agreement shall apply to this Assignment to the same extent as if fully set forth herein.

5.11.    Notices. The contact information for the Administrative Agent, the Collateral Agent and the New Lender shall be as set forth in Section 12.01 of the Credit Agreement.

[Remainder of Page Left Intentionally Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed effective as of the Effective Date.

BORROWER:	PHOENIX OPERATING LLC By: Phoenix Capital Group Holdings, LLC, its Manager

	By:	/s/ Adam Ferrari
	Name:	Adam Ferrari
	Title:	Chief Executive Officer

PHOENIX CAPITAL GROUP HOLDINGS, LLC

	By:	/s/ Adam Ferrari
	Name:	Adam Ferrari
	Title:	Chief Executive Officer

[Signature Page to Assignment of Loans and Liens]

GUARANTORS:	PHOENIX CAPITAL GROUP HOLDINGS I LLC ADAMANTIUM CAPITAL LLC By: Phoenix Capital Group Holdings, LLC, its Manager

	By:	/s/ Adam Ferrari
	Name:	Adam Ferrari
	Title:	Chief Executive Officer

[Signature Page to Assignment of Loans and Liens]

EXISTING LENDER:	AMARILLO NATIONAL BANK, as Existing Lender

	By:	/s/ W. Wade Porter
	Name:	W. Wade Porter
	Title:	Executive Vice President

[Signature Page to Assignment of Loans and Liens]

ADMINISTRATIVE AGENT, COLLATERAL AGENT AND NEW LENDER:	FORTRESS CREDIT CORP., as Administrative Agent, Collateral Agent and New Lender

	By:	/s/ Tom Kelly
	Name:	Tom Kelly
	Title:	Authorized Signatory

[Signature Page to Assignment of Loans and Liens]